UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2020

HIGHWOODS PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-13100	56-1871668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

HIGHWOODS REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	000-21731	56-1869557
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3100 Smoketree Court, Suite 600
Raleigh, NC 27604
(Address of principal executive offices) (Zip Code)
919-872-4924
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $.01 par value, of Highwoods Properties, Inc.	HIW	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure.

During the third quarter of 2019, we announced a series of planned investment activities. First, during the fourth quarter of 2019, we acquired Bank of America Tower at Legacy Union in Charlotte’s uptown CBD submarket for a total investment of $436 million. Bank of America Tower at Legacy Union is a trophy, LEED gold-registered office building encompassing 841,000 square feet with structured parking that delivered in 2019. Second, we have a two-phased plan to exit the Greensboro and Memphis markets. The first phase consisted of selling a select portfolio of assets in Greensboro and Memphis by mid-2020 with a total sales price that approximates the total investment for Bank of America Tower at Legacy Union (with the intent of executing a reverse 1031 exchange) and closing the division offices. On March 31, 2020, we completed the first phase with the sale of four office buildings encompassing 599,000 square feet in the Poplar corridor submarket of Memphis.

The following table summarizes the disposition transactions that comprised the first phase of our planned exit of Greensboro and Memphis ($ in millions):

Buildings	Market	Quarter Sold	Occupancy (1)	Sales Price	Square Feet	2020 GAAP NOI (2)
IP IV/Atrium I & II	Memphis	4Q2019	95.6%	$89.6	332,000	$5.9
Industrial/Flex/Knollwood	Greensboro	1Q2020	94.0%	$233.4	3,033,000	$14.3
IP II/Triad Centre I/II/III	Memphis	1Q2020	93.0%	$105.0	599,000	$9.0
			94.0%	$428.0	3,964,000	$29.2
__________

(1)	As of last reported quarter-end occupancy prior to date of disposition.

(2)	Projected as of the respective dates of closing.

The second phase is the planned sale of the remaining assets in both markets. There is no pre-determined timetable for the second phase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HIGHWOODS PROPERTIES, INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

HIGHWOODS REALTY LIMITED PARTNERSHIP
By: Highwoods Properties, Inc., its general partner
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller
Executive Vice President, General Counsel and Secretary

Dated: March 31, 2020